SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2021

PROOF Acquisition Corp I
(Exact name of registrant as specified in its charter)

Delaware	001-41104	86-2707040
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

11911 Freedom Drive Suite 1080 Reston, VA	20190
(Address of principal executive offices)	(Zip Code)

(571) 310-4949
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	PACI.U	NYSE
Class A common stock included as part of the units	PACI	NYSE
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	PACI.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 3, 2021, PROOF Acquisition Corp I (the “Company”) consummated an initial public offering (the “IPO”) of 27,600,000 units (the “Units”), which included the full exercise of the underwriter’s option to purchase an additional 3,600,000 Units at the initial public offering price to cover over-allotments, at an offering price of $10.00 per Unit, and a private placement with PROOF Acquisition Sponsor I, LLC and certain funds and accounts managed by subsidiaries of BlackRock, Inc. of an aggregate of 15,226,000 private placement warrants at a price of $1.00 per warrant (the “Private Placement”). The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $281,520,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public stockholders and the underwriter of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its tax obligations, the funds held in the trust account will not be released from the trust account until the earliest of: (a) the completion of the Company’s initial business combination; (b) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (i) to modify the substance or timing of the Company’s obligation to provide holders of the Class A common stock the right to have their shares redeemed in connection with the Company’s initial business combination or to redeem 100% of our public shares if the Company does not complete its initial business combination within 18 months (or up to 24 months, if applicable) from the closing of the IPO or (ii) with respect to any other provisions relating to stockholders’ rights; and (c) the redemption of all of the public shares if the Company has not completed its initial business combination within 18 months (or up to 24 months, if applicable) from the closing of the IPO, subject to applicable law.

An audited balance sheet as of December 3, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Audited Balance Sheet

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2021	PROOF ACQUISITION CORP I

	By:	/s/ Michael W. Zarlenga
	Name:	Michael W. Zarlenga
	Title:	General Counsel and Corporate Secretary

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